CONTINUING PERSONAL GUARANTY

I. Obligation Guaranteed. This continuing personal guaranty ("Guaranty") is entered into effective as of August 31, 2009 ("Effective Date"). For valuable consideration, David Rosenbaum, an individual residing at 9435 Shawnee Run Road, Cincinnati, OH 45243, (the "Guarantor") personally and unconditionally guarantees to Solutions 2 Go, LLC, a California limited liability company and Solutions 2 GO Inc., a Canadian corporation (collectively, "Lender") the payment of any and all Indebtedness of Zoo Entertainment, Inc. and any affiliate of Zoo Entertainment, Inc., including Zoo Publishing, Inc. (collectively the "Obligor") to Lender. Guarantor provides this Guaranty to induce Lender to extend credit to Obligor, an entity in which Guarantor is a direct or indirect shareholder and/or officer. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Obligor now, or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, absolute or contingent, and whether Obligor may be liable individually or jointly with others, or whether recovery may be or hereafter become barred by an statute of limitations or otherwise become unenforceable. Indebtedness includes all obligations of Obligor to Lender arising under or related to that certain Advance Agreement between Zoo Entertainment, Inc., a Delaware corporation, Solutions 2 GO Inc., a Canadian corporation, and Solutions 2 Go, LLC a California limited liability company, regardless of whether such obligations currently exist or arise after the execution of this Guaranty.

II. Death, Insolvency, or Bankruptcy of Obligor. Guarantor unconditionally guarantees the payment of any and all Indebtedness of Obligor to Lender on demand of Lender, in lawful money of the United States.

III. Extent of Liability. The liability of Guarantor shall not exceed the sum of U. S. $1,999,999 (one million, nine-hundred, and ninety-nine Million Dollars U. S.) for principal, together with all interest upon the Indebtedness, and attorneys' fees, costs, and expenses as provided in Paragraph VII of this Guaranty. The liability of Guarantor under this Guaranty is exclusive and independent of any security for or other guarantee of the indebtedness of Obligor, whether executed by Guarantor or any other party, and the liability of Guarantor under this Agreement is not affected or impaired by (a) any Indebtedness exceeding Guarantor's liability; (b) any direction of application by Obligor or any other party; (c) any other continuing or other guaranty, undertaking, or maximum liability of Guarantor or of any other party as to the Indebtedness; (d) any payment made to Lender on the Indebtedness that Lender repays to Obligor or for the benefit of Obligor's creditors pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding (including but not limited to any bankruptcy preference claim brought against Lender); Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by virtue of any such proceeding.

IV. Joinder of Parties. The obligations of Guarantor hereunder are joint and several, and independent of the obligations of Obligor or any other guarantor, and a separate action or actions may be brought and prosecuted against any and/or all Guarantors whether action is brought against Obligor or whether Obligor be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting their liability under this Guaranty or the enforcement of this Guaranty. Any payment by Obligor or other circumstance that operates to toll any statute of limitation as to Obligor shall also operate to toll the statute of limitations as to Guarantor.

V. Waiver of Defenses.

A. Guarantor waives any right to require Lender to (1) proceed against Obligor; (2) proceed against or exhaust any security held from Obligor; or (3) pursue any other remedy in Lender's power whatsoever.

B. Guarantor waives any defense based on or arising out of any defense of Obligor other than payment in full of the Indebtedness, including without limitation any defense based on or arising out of the disability of Obligor, any alleged breach by Lender of any agreement between Lender and Obligor, the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of Obligor other than payment in full of the indebtedness.

C. Lender may, at its election, foreclose on any security held by Lender by one or more judicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy Lender may have against Obligor, or any security, without affecting or impairing in any way the liability of Guarantor under this Guaranty, except to the extent the Indebtedness has been paid.

D. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by operation of Code of Civil Procedure Section 580d or otherwise.

E. Until all Indebtedness of Obligor to Lender is paid in full, even though that Indebtedness is in excess of Guarantor's liability under this Guaranty, Guarantor shall have no right of subrogation, shall waive any right to enforce any remedy that Lender now has or may hereafter have against Obligor, and shall waive any benefit of, and any right to, participation in any security now or hereafter held by Obligor. Guarantor waives all presentments, demands for performance, notices of protest, notices of dishonor, notices of acceptances of this guaranty, and notices of the existence, creation, or incurring of new or additional Indebtedness.

F. Guarantor assumes all responsibility for keeping itself informed of Obligor's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Indebtedness and the nature, scope, and extent of the risks that Guarantor assumes and incurs under this Guaranty, and agrees that Lender shall have no duty to advise Guarantor of information known to him regarding those circumstances or risks.

VI. Attorneys' Fees and Costs. In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty.

VII. Setoffs. In addition to all liens upon, and rights of setoff against the moneys, securities, or other property of Guarantor given to Lender by law, Lender shall have a right of setoff against all moneys, securities, and other property of Guarantor now or hereafter in the possession of Lender, whether held in a general or special account, or for safekeeping or otherwise; and every such right of setoff may be exercised without demand upon or notice to Guarantor.

VIII. Nonwaiver of Rights of Lender. No right or power of Lender under this Guaranty shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise that right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

IX. Fraudulent Transfer. Guarantor covenants and agrees that, until termination of all of the payment in full of the Indebtedness, Guarantor will not convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any of Guarantor's assets, however held, for less than fair, arms length consideration. Guarantor represents and warrants that those certain financial disclosure forms concerning Guarantor's financial position signed by Guarantor and dated August 28, 2009 accurately represents the assets and financial condition of Guarantor as of the date of this Guaranty.

X. Meaning of Terms. In all cases where there is more than one Obligor named herein, or when this guaranty is executed by more than one Guarantor, the word "Obligor" and the word "Guarantor" respectively shall mean all and any one or more of them, and all words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require.

XI. Effect on Heirs and Assigns. This Guaranty and the liability and obligations of Guarantor under this Guaranty are binding upon Guarantor and his respective heirs, executors, and assigns, and inure to the benefit of and are enforceable by Lender and its successors, transferees, and assigns.

XII. Governing Law and Modification. This Guaranty shall be deemed to be made under, and shall be governed by, the laws of the State of California in all respects, including matters of construction, validity, and performance, and its terms and provisions may not be waived, altered, modified, or amended except in writing duly signed by an authorized officer of Lender and by Guarantor.

XIII. Invalidity. If any provision of this Guaranty contravenes or is held invalid under the laws of any jurisdiction, this Guaranty shall be construed as though it did not contain that provision, and the rights and liabilities of the parties to this Guaranty shall be construed and enforced accordingly.

XIV. Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in full force and effect notwithstanding the fact that, at any particular time, no Indebtedness may be outstanding. This Guaranty includes Indebtedness arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the obligations of Obligor, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Indebtedness after prior obligations have been satisfied in whole or in part.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty on August 31, 2009.

GUARANTOR – DAVID ROSENBAUM

By: David W. Rosenbaum

Name: DAVID W. ROSENBAUM

Date: 8/31/09